UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2007

                              TOMBSTONE CARDS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



   Colorado                          333-138184               51-0541963
  -----------                        ----------               ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


                    5380 Highlands Drive, Longmont, CO 80503
                  --------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (303) 684-6644


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On December 27, 2007, Tombstone Cards made a news release that on December 21 it had filed a patent application for OIEPrint(TM), the company's Web-based graphics customization software, with the U.S. Patent and Trademark Office, related to its business and website.



                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On December 27, 2007, Tombstone Cards made a news release that on December 21 it had filed a patent application for OIEPrint(TM), the company's Web-based graphics customization software, with the U.S. Patent and Trademark Office, related to its business and website. The full text of the news release is attached as Exhibit 99.


                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A.  Financial Statements - None

B.  Exhibits - 99 News Release


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3, 2008

                                   TOMBSTONE CARDS, INC.



                                   By: /s/ John Harris
                                       -----------------------------
                                       John Harris, President